SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

Commission File Number: 333-40799

THE HAVANA REPUBLIC, INC.

(name of small business issuer as specified in its charter)

Florida	84-1346897
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

1224 Washington Avenue

(Address and Zip Code of Principal Executive Offices)

Issuer’s Telephone Number: (305) 531-1174

300 S.W. First Avenue, Suite 108, Ft. Lauderdale, FL 33301

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

ITEM 1.	CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFIYING ACCOUNTANTS.

Not applicable.

ITEM 5.	OTHER EVENTS.

On July 24, 2003, the Registrant’s effectuated a 1 for 300 reverse stock split of the Registrant’s outstanding common stock as approved by the majority of shareholders. The new symbol for the stock is HVNR. In addition, the Registrant amended their Articles of Incorporation to increase the number of authorized shares of common stock to 50,000,000.

Shareholders will receive a letter of transmittal from the Registrant which provides instructions for exchanging their share certificates.

The sole member of the Board of Directors of the Registrant, Leonard Sternheim, has approved the change of the address of the corporate office of the Registrant from 300 S.W. First Avenue, Suite 108, Ft. Lauderdale, FL 33301 to 1224 Washington Avenue, Miami Beach, Florida 33139.

ITEM 6.	RESIGNATIONS OF REGISTRANT’S DIRECTORS.

Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8.	CHANGE IN FISCAL YEAR.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HAVANA REPUBLIC, INC.

Date:	July 25, 2003	By:	/s/ LEONARD STERNHEIM
Leonard Sternheim, Director